                           AMENDMENT OF STOCK OPTIONS
                           --------------------------


     This Amendment of Stock Options (the "Amendment") is made by and between Consilium, Inc., a Delaware corporation (the "Corporation") and Gerard Langeler (the "Optionee"). Any term not otherwise defined herein shall have the meaning assigned to such term in the NonQualified Stock Option Agreement between the Corporation and Optionee dated November 30, 1993 (the "Agreement") and the 1990 Consilium Outside Directors Plan (the "Plan").

                                R E C I T A L S
                                ---------------

     WHEREAS, the Board of Directors previously granted to the Optionee certain options (the "Options"), including an initial option for 15,000 shares ("Initial Options") and three additional options for 2,500 shares each (the "Additional Options") to acquire shares of common stock of the Corporation pursuant to the Agreement as identified on Exhibit A-1 attached hereto;
                           -----------

     WHEREAS, the Optionee has previously resigned from his position as a director of the Corporation, effective immediately prior to the Corporation's 1995 Annual Meeting of Stockholders, and is not, as of the date hereof, an executive officer or director of the Corporation or the beneficial owner of more than 10% of any class of equity securities of the Corporation which is registered under Section 12 of the Securities and Exchange Act of 1934, as amended;

     WHEREAS, the Corporation and Optionee now wish to amend the options in accordance with the terms set forth herein;

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing, the Corporation and Optionee agree as follows:

     1. The Initial Option is hereby amended so that the Optionee will be deemed to be vested in a total of 7,500 shares of common stock subject to the Option as of the Resignation Date and the Optionee's option to purchase the remaining 7,500 shares of common stock subject to the Option shall terminate as of the Resignation Date. The Option shall be further amended to provide that the Option may be exercised by the Optionee for up to 7,500 shares of common stock subject to the Option through and until December 31, 1997.

     2. The Additional Options are hereby amended so that each of the Additional Options may be exercised by the Optionee for up to 2,500 shares of common stock subject to the Option until December 31, 1997.

     3. Except as provided herein, all of the terms and conditions of the Option shall remain in full force and effect.

     4. This agreement shall be governed by the law of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of March 22, 1995.


                                 CONSILIUM, INC.



                                 By: /s/  Richard Van Hoesen
                                    ------------------------
                                 Title: Chief Financial Officer
                                        -----------------------


                                 OPTIONEE:



                                 /s/  Gerard Langeler
                                 --------------------
                                 Gerard Langeler

                                  EXHIBIT A-1
                                  -----------



===============================================================================-
                     No. of Shares                Grant Date
- --------------------------------------------------------------------------------

Initial Option              15,000                  11/30/93
- --------------------------------------------------------------------------------
Additional Option            2,500                  03/16/93
- --------------------------------------------------------------------------------
Additional Option            2,500                  01/25/94
- --------------------------------------------------------------------------------
Additional Option            2,500                  11/16/94
================================================================================

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